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                                                               Exhibit 10.3.4.a

                                     CONSENT
                                     -------


                  CONSENT (this "CONSENT"), dated as of December 29, 1998, given under the Business Purpose Revolving Promissory Note (Swing Line), dated August 4, 1998 (the "NOTE"), by Telxon Corporation (the "BORROWER") in favor of Bank One, NA (f/k/a Bank One, Akron, NA; hereafter, the "BANK").

                                    RECITALS
                                    --------

I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Note.

II. The Borrower has requested that the Bank consent to the waiver and agreement, dated as of the date hereof, under the Credit Agreement, dated as of March 8, 1996, by and among the Borrower, the lenders party thereto, and The Bank of New York, as issuer, swing line lender and agent (the "CREDIT AGREEMENT"); such waiver and agreement substantially in the form attached hereto as Exhibit A (the "AMENDMENT").

III. Certain defaults have occurred under the Credit Agreement and the Note, which defaults have been waived in the manner, and for the period, provided in the Amendment and hereunder.

                  Accordingly, in consideration of the Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank does hereby agree as follows:

                  1. CONSENT. The Bank does hereby consent to the execution and delivery by the Borrower of the Amendment. This Consent will be effective for the period from the effective date of the Amendment until the earlier of (i) February 15, 1999 and (ii) the date of the delivery by the Borrower of the financial statements required by Section 7.7(b) of the Credit Agreement for the Borrower's fiscal quarter ending December 31, 1998, together with the associated compliance certificate required by Section 7.7(d) of the Credit Agreement.

                  2. AFFIRMATION; ACKNOWLEDGMENTS. The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Note and


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         all of its obligations thereunder as of the date hereof, (ii)
         acknowledges that the Bank is in compliance with all of its obligations under the Note as of the date hereof and (iii) acknowledges that no further draws can be made by the Borrower under the Note without the consent of the Bank.

                  3. CONSENT LIMITED. In all other respects, the Note shall remain in full force and effect.

                  4. COUNTERPARTS. This Consent may be executed in any number of counterparts all of which, taken together shall constitute one Consent. In making proof of this Consent, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

                  5. GOVERNING LAW. THIS CONSENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF OHIO AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  IN WITNESS WHEREOF, each of the undersigned have caused this Consent to be executed on its behalf as of the date first above written.

                                            BANK ONE, NA


                                            By:  /s/ Susan D. Steiger
                                               --------------------------------
                                            Name:  Susan D. Steiger
                                                  -----------------------------
                                            Title:  Vice President
                                                  -----------------------------


                                            TELXON CORPORATION

                                            By:  /s/ Kenneth W. Haver
                                               --------------------------------
                                            Name:  Kenneth W. Haver
                                                 ------------------------------
                                            Title:  Senior Vice President & CFO
                                                  -----------------------------

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